                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------------

Date of Report (Date of earliest event reported)     October 26, 2006
                                                 --------------------

                           VION PHARMACEUTICALS, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                         000-26534                13-3671221
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(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)          Identification No.)

     4 Science Park, New Haven, CT                                      06511
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:    (203) 498-4210
                                                     ----------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

            On October 26, 2006, Vion Pharmaceuticals, Inc. issued a press release announcing that it will present at The Fourth International Chicago
Symposium on Malignancies of the Chest and Head & Neck in a poster session on its lead anticancer agent Cloretazine(R) (VNP40101M) as a single agent in a
Phase II trial in patients with relapsed or refractory small cell lung cancer. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)  EXHIBITS.

Exhibit 99.1      Press release dated October 26, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VION PHARMACEUTICALS, INC.

Date: October 26, 2006             By: /s/ Howard B. Johnson
                                      ------------------------------------------
                                   Name: Howard B. Johnson
                                   Title:  President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit 99.1      Press release dated October 26, 2006.